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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 23, 2005
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                                 SUSSEX BANCORP
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             (Exact name of registrant as specified in its charter)

         New Jersey                  0-29030                      22-3475473
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

                   399 Route 23
                Franklin, New Jersey                                07416
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      (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (973) 827-2914
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Item 1.01. Entry Into a Material Definitive Agreement.
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      On March 23, 2005, Sussex Bank, a New Jersey commercial bank and the wholly-owned subsidiary of the Registrant (the "Bank"), adopted an Executive Incentive and Deferred Compensation Plan (the "Plan") pursuant to which participant will receive an incentive award, which may be deferred, provided the Bank achieves certain financial and strategic goals. The goals are based upon the Bank's per share earnings, return on assets, and return on equity. The Plan will be administered by the Bank's Board of Directors or such persons as the Board of Directors will appoint; such administrators will select the employees to participate in the Plan. The Plan will be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time.

Item. 9.01 Financial Statements and Exhibits
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(c)   Exhibits

      10 Sussex Bank Executive Incentive and Deferred Compensation Plan, dated March 23rd 2005

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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934,
Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SUSSEX BANCORP
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                                          (Registrant)

Dated: March 30, 2005                     By: /s/ Candace A. Leatham
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                                          CANDACE A. LEATHAM
                                          Executive Vice President and Treasurer


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